UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 5, 2008

The Korea Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland	811-04058	13-3226146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York
Attn.: Fund Secretary		10105
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (800) 285-4086

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
The Korea Fund, Inc. (the “Fund”) has mailed its Annual Report for the fiscal year ending June 30, 2008. Accompanying the Annual Report was a letter from the Chairman of the Board of Directors dated July 31, 2008, a copy of which is included herewith as Exhibit 99.1.
Exhibit 99.1 is a copy of the Chairman’s Letter to Stockholders dated July 31, 2008 (the “Chairman’s Letter”). The Chairman’s Letter is being furnished pursuant to Item 8.01 of this Current Report on Form 8-K, and the information contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the filings of the Fund under the Securities Act of 1933, as amended.
Item 9. 01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number
99.1	Chairman’s Letter to Stockholders dated July 31, 2008.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Korea Fund, Inc.
(Registrant)

Date: September 5, 2008	/s/ Robert Goldstein (Signature)

Name: Robert Goldstein
Title: President

EXHIBIT INDEX

Exhibit
Number
99.1	Chairman’s Letter to Stockholders dated July 31, 2008.